Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Quarterly Report of Jupiter Marine International Holdings, Inc. (the "Company") on Form 10-QSB for the fiscal period ending October 26, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carl Herndon, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/Carl Herndon
    ---------------------------
    Carl Herndon
    Principal Executive Officer
    July 17, 2003